Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Declaration Page for Use With Mortgage Guaranty Select Master Policy for Multiple Loan Transactions

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured's Name and Mailing Address:	Master Policy Number:
U.S. Bank N.A. as Trustee for SAIL Mortgage
Pass-Through Certificates, Series 2005-4	22-590-4-3213
60 Livingston Avenue
Saint Paul, Minnesota 55107	Effective Date of Policy:
April 1, 2005

Security: Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-4

Includes Terms and Conditions #71-70283 (2/05)

Includes Endorsement(s):   none

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

____________________________________________________________

Authorized Representative

Steven M. Thompson, Vice President

Form #71-70277 (2/05)	KEEP THIS ORIGINAL CERTIFICATE	DO NOT RETURN TO MGIC

Table of Contents

Mortgage Guaranty Select Master Policy for Multiple Loan Transactions

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Own Funds

1.5

Borrower's Title

1.6

Certificate

1.7

Certificate Effective Date

1.8

Certificate Number

1.9

Certificate Schedule

1.10

Claim

1.11

Claim Amount

1.12

Collateral

1.13

Conveyance of Title

1.14

Default

1.15

Eligibility Criteria

1.16

Environmental Condition

1.17

Good and Merchantable Title

1.18

Insured

1.19

Loan

1.20

Loan File

1.21

Loss

1.22

Original LTV

1.23

Per Loan Loss Percentage

1.24

Perfected Claim

1.25

Person

1.26

Physical Damage

1.27

Policy

1.28

Possession of the Property

1.29

Primary First Layer Policy

1.30

Property

1.31

Residential

1.32

Security

1.33

Servicer

1.34

Settlement Period

1.35

Value

Obtaining Coverage and Payment of Premiums

2.1

Obtaining Coverage

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium

2.7

Special Procedures for Receipt and Deposit of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Cancellation of Policy and Coverage of Loans Upon Termination of Security

or Removal of Loans from Security

2.11

Refund of Premium for Certain Circumstances

2.12

Post Underwriting Review and Copies of Loan Files

Changes in Various Loan Terms, Servicing and Insured; Coordination and Duplication of Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Servicing

3.5

Change of Insured of this Policy

3.6

Assignment of Coverage of a Loan under this Policy

3.7

Coordination and Duplication of Insurance Benefits

3.8

Indebtedness and Liens with Respect to Collateral

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

First Payment Default

4.4

Incomplete Construction

4.5

Fraud, Misrepresentation and Negligence

4.6

Non-Approved Servicer

4.7

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.8

Pre-Existing Environmental Conditions

4.9

First Lien Status

4.10

Payment of the Full Benefit of the Primary First Layer Policy

4.11

Non-Eligible Loans

4.12

Breach of the Insured's Obligations or Failure to Comply with Terms

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Claim Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1 Definitions

1.1

Application means only those documents, materials, statements, representations, warranties, data and information (a) identified as being included in the Application in a notice to the Insured by the Company prior to the issuance of coverage on the applicable Loan, and (b) submitted to the Company by or on behalf of the Insured in connection with the Insured's request for insurance under this Policy, irrespective of the Person or Persons who prepared same.

1.2	Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

(a)

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

(b)

Enforcing the terms of the Loan as allowed by the laws where the Property is located or those laws affecting either the Loan or, if applicable, the Collateral; or

(c)

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

(d)

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3	Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any cosigner or guarantor of the Loan.
1.4

Borrower's Own Funds means any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

1.5

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title as conveyed to the Insured may be, but need not be, the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.6

Certificate means the document issued by the Company pursuant to this Policy extending the coverage indicated therein to one or more Loans as listed on a Certificate Schedule. A Certificate may take the form, without limitation, of a facsimile, electronic computer file, or other agreed-upon data interchange medium. As used in this Policy, the term "Certificate” shall mean the Certificate and the Certificate Schedule attached thereto and listing the Certificate Number assigned to each Loan to which coverage is extended.

1.7	Certificate Effective Date means 12:01 a.m. on the date upon which coverage of a Loan under this Policy begins, as specified in the Certificate.
1.8	Certificate Number means the identification number issued by the Company for a Loan to which coverage is extended as shown on the Certificate Schedule for such Loan.
1.9	Certificate Schedule means a list of Loans to which coverage has been extended under this Policy, and which is attached to the Certificate.
1.10	Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.
1.11	Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.
1.12	Collateral means

(a)

the stock or membership certificate issued to a tenant-stockholder or resident-member by a completed fee simple or leasehold cooperative housing corporation; and

(b)

the proprietary lease relating to one (1) unit in the cooperative housing corporation executed by such tenant-stockholder or resident-member and any other rights of such stockholder or member relating to any of the foregoing.

1.13	Conveyance of Title means the transfer of title to the Property through
(a) voluntary conveyance to the Insured of Borrower's Title; (b) Appropriate Proceedings or exercise of rights of redemption; or (c) approved sale of the Property.
1.14	Default means the failure by a Borrower

(a)

to pay when due any monthly or other regular periodic payment under the terms of a Loan; or

(b)

to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on-sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.

Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly or other regular periodic payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default” if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.15

Eligibility Criteria means the requirements established by the Company for the insurability of a Loan under this Policy and of which the Company has notified the Insured prior to issuance of the Policy.

1.16

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, poisoning, or mold, contamination or pollution of the Property or of the earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance” as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste” or "Regulated Substance” as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.17

Good and Merchantable Title means title to a Property (or, with respect to the Collateral securing a Loan, the title to both the Collateral and the Property), free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

(a)

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

(b)

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed;

(c)

With respect to Collateral, a first mortgage lien on the entire real estate owned by the cooperative housing corporation which has been disclosed to the Person originating the Loan secured by the Collateral; and

(d)

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof (or, if applicable, the transferability or sale of the Collateral) to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.18	Insured means:

(a)

the Person designated on the face of this Policy; or

(b)

any Person to whom coverage has been assigned as permitted by Sections 3.5 or 3.6 resulting in a change in the Insured named on a Certificate for a Loan in accordance with this Policy.

1.19

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.20

Loan File means, with respect to a Loan, copies of all documents and information (irrespective of form or medium) created or received by any Person in connection with the origination or closing of the Loan, including the Borrower's loan application, purchase contract, appraisal or other evidence of valuation, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

1.21

 Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.22	Original LTV means the ratio of the principal balance of a Loan at its origination to the Value of the Property.
1.23	Per Loan Loss Percentage means the indicated percentage as set forth for a Loan on the applicable Certificate.
1.24

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.25	Person means any individual, corporation, partnership, association or other entity.
1.26

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.27	Policy means this contract of insurance and all Applications, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.
1.28

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition, or in the case of a Loan secured by Collateral, subject to the terms of the proprietary lease from the cooperative housing corporation.

1.29

Primary First Layer Policy means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae”), or the Federal Home Loan Mortgage Corporation ("Freddie Mac”), which for a Loan provides coverage (a) in at least the coverage percent set forth for such Loan on the applicable Certificate, (b) that is issued under a form of policy issued by such company, approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable, and (c ) that is maintained in full force and effect until cancellation thereof is required under applicable law. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary First Layer Policy under which it obtains coverage.

1.30

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions. In the case of a Loan secured by Collateral, Property means the Residential real property, including all improvements thereon, which is owned by the cooperative housing corporation, and which is leased to the Borrower who holds an ownership or membership interest in such cooperative housing corporation, which lease and interest secure the related Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions to any of the foregoing.

For purposes of this Policy, wherever the term "Property” is used in reference to the stock or membership certificate, the lease, or any other asset or right related thereto (but not the physical condition or structure of the Property), it shall be deemed to be changed to "Collateral”, including for purposes of provisions relating to foreclosure, Appropriate Proceedings, or redemption; acquisition of title or other status of title, lien or ownership (including Borrower's Title and Good and Merchantable Title); or acquisition, disposition or Conveyance of Title by any Person.

1.31

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development. In the case of a cooperative housing corporation, Residential means a type of building or a portion thereof which is designed for occupancy by more than one family, with ownership by a cooperative housing corporation.

1.32	Security means a bond, certificate or other security instrument for which a Loan is security or in which a Loan is otherwise included and which is identified on the face of this Policy.
1.33

Servicer means that Person acting on behalf of the Insured of a Loan (or on behalf of the Insured's designee, if any) to service the Loan. The Servicer acts as a representative of the Insured of the Loan (and the Insured's designee, if any) and will bind the Insured and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. For purposes of the Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified. References in this Policy to a Servicer's obligations will not be construed as relieving the Insured or its designee of responsibility for the Servicer's performance.

1.34

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of the which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.35

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or the value of the Property as determined from an appraisal or other method of valuation, as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.
2	Obtaining Coverage and Payment of Premiums
2.1

Obtaining Coverage – This Policy shall extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is accepted for insurance by the Company, as evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Application to the Company and notify the Company of the Servicer of the Loan, all of which must be acceptable to the Company. If all applicable requirements are satisfied, extension of coverage to a Loan under this Policy shall be evidenced by issuance of a Certificate Number on the Certificate Schedule.

2.2	Representations of the Insured – The Insured represents that:

(a)

all statements made and information provided to the Company in the Application (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

(b)

all statements made and information in the Application when provided to the Company are not false in any material respect as of the date provided; and

(c)

the Loan complies with the Eligibility Criteria, if any, applicable to the Loan. For purposes of this subparagraph (c), Section 2.4 of this Policy shall not apply to a determination as to whether a Loan complies with the Eligibility Criteria.

The foregoing representations will apply to all statements and information provided to the Company in the Application, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Application in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer or provide coverage of the related Loan; the Company issues the related Certificate in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company.

2.3

Company's Remedies for Misrepresentation – Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false with respect to a Loan, the Company will have, at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage for such Loan under the Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums for such Loan retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

(a)

The misrepresentation must not have been:

(1)

knowingly made, or knowingly participated in, by

(i)

the Insured or any other Person which originated the Loan;

(ii)

a correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

(iii)

an escrow or closing agent, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction; or

(2)

made, whether or not knowingly, by an appraiser, provider of an automated valuation model, or any other Person providing a valuation of the Property that is used in underwriting, processing or originating the Loan and that is submitted to the Company for the purpose of establishing the Value of the Property.

(b)

This Section 2.4 shall not be construed to limit the applicability of Section 4.5(b) to a misrepresentation which is subject to this Section 2.4, except to the extent otherwise agreed to in writing by the Company and the Insured.

(c)

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

 Initial Premium and Term of Coverage – Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.

2.6

 Renewal of Certificate and Termination for Non-Payment of Renewal Premium – The Insured is obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.7 of this Policy. The entire premium for all Loans (including all Loans then in Default) must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered. If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any future Defaults on any of the Loans will not be covered under this Policy.

If the applicable premium on a Loan in Default has been paid for a renewal term following the renewal term during which such Default occurred, and if such Default is not cured and results in a Claim, such premium paid shall be refunded in connection with the settlement of the Claim. If such premium on such Loan in Default is not paid, coverage on such Loan shall be cancelled retroactive to the date through which the premium has been paid, but a Claim resulting from a Default which occurred before the date through which the applicable premium has been paid shall be covered, subject to the terms and conditions of this Policy.

2.7

Special Procedures for Receipt and Deposit of Initial and Renewal Premiums – The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage of all Loans (including all Loans then in Default) will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate – Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan (and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect) unless or until (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section 1.35 of this Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the product of the Per Loan Loss Percentage and the Original LTV for such Loan under this Policy or (c) otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written notification in the case of (a) or (b) above or a written request in the case of (c) above. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

2.9

Cancellation of Policy – Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Certificates immediately upon written notice of cancellation of this Policy. However, Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

Notwithstanding the foregoing, at the Insured's option, the Insured may cancel coverage on all, but not less than all, Loans (which must include all Loans in Default), if the financial strength rating of the Company is either withdrawn or downgraded below “AA-“ by Standard & Poor's Rating Services or “Aa3” by Moody’s Investors Service. Upon cancellation of this Policy as provided herein, no refund of premium will be paid and the Company shall have no liability for any Default existing at the time of cancellation other than Defaults on Loans for which a Claim had been filed in accordance with Section 6.1 of this Policy prior to the date of cancellation of coverage.

2.10	Cancellation of Policy and Coverage of Loans Upon Termination of Security or Removal of Loans from Security – Except as otherwise specified below, in the event that

(a)

the bonds, certificates or other security instruments designated or referred to in this Policy as the Security are redeemed, paid in full, cancelled or otherwise terminated, or the trust created in connection with the issuance of the Security is terminated for any reason (individually, a "Redemption"), or

(b)

there are no longer any Loans that are security for, or represented by, the Security, this Policy and the coverage of all Loans under this Policy shall automatically be terminated without further action being required by either the Insured or the Company, and the Company shall have no liability for any Default existing at the time of cancellation, other than Defaults on Loans for which a Claim had been filed in accordance with Section 6.1 of this Policy prior to the date of termination of coverage.

The Insured shall notify the Company within thirty (30) days after the occurrence of either (a) or (b) above. The provisions of this Section 2.9 shall control, notwithstanding the right of the Insured to cancel coverage on some or all of the Loans and the exercise of such right by the Insured. No refund will be paid upon cancellation of this Policy and coverage of Loans under this Section 2.9.

Notwithstanding the foregoing, coverage of Loans insured under this Policy shall not automatically terminate in the event of a Redemption, if a change of Insured for all, but not less than all, of the Loans then insured under this Policy, is requested by the Insured and approved by the Company as provided for in Section 3.5 within thirty (30) days after the effective date of the Redemption.

2.11

Refund of Premium for Certain Circumstances – If, because of a provision in Sections 2, 3, or 4 (other than Sections 4.4, 4.7, or 4.8), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

2.12

Post Underwriting Review and Copies of Loan Files – The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data pertaining to or in connection with Loans insured under this Policy prepared or maintained by or in the possession of the Insured or of the Servicer, or which the Insured or the Servicer has a legal right to obtain. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review.

In addition, either in connection with such review or separately, the Company will have the right upon ninety (90) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional ninety (90) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional ninety day period, then, at the Company's option, the Company will have the right to cancel coverage for the Loan if, in the Company's reasonable judgment, any portion of the Loan File not provided would be relevant to the Company's assessment or assertion of its rights and defenses under this Policy.

3	Changes in Various Loan Terms, Servicing, and Insured; Coordination and Duplication of Benefits

3.1

Loan Modifications – Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions – The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions – If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Servicing – If the servicing rights for a Loan are sold, assigned or transferred by the Insured, coverage of the Loan hereunder will continue provided that prior written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company in advance of such sale, assignment, or transfer, which approval shall not be unreasonably withheld.

3.5

Change of Insured of this Policy – Change of Insured of this Policy shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for this Policy.

3.6

Assignment of Coverage of a Loan under this Policy – Assignment of coverage of a Loan shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the assignment, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Coverage for any Person becoming an Insured pursuant to this Section 3.6 shall be subject to all of the terms, conditions, and exclusions contained in this Policy and to all defenses to coverage available to the Company against the original Insured.

3.7

Coordination and Duplication of Insurance Benefits – The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

3.8

Indebtedness and Liens with Respect to Collateral – The Insured shall not consent to or approve, without the prior written approval of the Company:

(a)

a lien on the entire real estate or the Property that is owned by a cooperative housing corporation, other than that indebtedness secured by a first mortgage lien or other liens disclosed to the Person originating the Loan secured by the Collateral; or

(b)

a modification or termination of any rights of the Insured to exercise its consent or approval respecting the matters described in (a).

4	Exclusions From Coverage The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:
4.1

Balloon Payment – Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan:

(a)

as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and

(b)

which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").

This exclusion will not apply:

(1)

if the Insured or other Person acting on behalf of the Insured offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which

(A)

constitutes a first lien,

(B)

is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1),

(C)

is in an amount not less than the then outstanding principal balance,

(D)

has no decrease in the amortization period, and

(E)

is offered regardless of whether the Borrower is then qualified under the Insured's underwriting standards, or whether the Borrower accepts such offer, or

(2)

if the Loan has an original term to maturity of fifteen (15) or more years from the first due date thereunder and equal monthly payments (except for the related balloon payment) that otherwise would fully amortize the principal of the Loan over thirty (30) years and pay interest at the applicable interest rate.

4.2

Effective Date – Unless otherwise agreed in writing by the Company, any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

First Payment Default – Unless otherwise agreed in writing by the Company, any Claim arising from a Default due to the failure of the Borrower to have made or to make the first regular periodic payment on the Loan from the Borrower's Own Funds.

4.4

Incomplete Construction – Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the valuation of the Property at origination of the Loan was based.

4.5

Fraud, Misrepresentation and Negligence –

(a)

Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured or the Servicer with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b)

Any Claim where there was negligence by the Servicer, which (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.6	Non-Approved Servicer – Any Claim arising from a Loan for which the Servicer, at time of Default or thereafter, is not approved by the Company as described in Section 3.4..
4.7

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) – Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.8 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

(a)

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

(b)

This exclusion will apply only if such Physical Damage occurred or manifested itself:

(i) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or

(ii)

prior to the filing of the Claim and was the most important cause of the Claim and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient for the Property to be in the same condition (except for reasonable wear and tear) as it was in as of the Certificate Effective Date.

(c)

The exclusion resulting from paragraph (b)(i) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

(d)

For purposes of this Section 4.7, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law, and chattel items affixed to the real property and identified in the appraisal or other valuation of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

(e)

Cost estimates relied upon by the Company in connection with this Section 4.7 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.8

Pre-Existing Environmental Conditions – Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

(a)

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

(b)

This exclusion will apply only if such Environmental Condition

(i)

was a principal cause of the Default, and

(ii)

has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

4.9

First Lien Status – Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Payment of the Full Benefit of the Primary First Layer Policy – Any portion of any Claim for Loss to the extent the Insured under the related Primary First Layer Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary First Layer Policy (irrespective of the reason or cause, including insolvency of the Primary First Layer Policy insurer or failure of the Insured to maintain the Primary First Layer Policy or to comply with the terms and conditions of the Primary First Layer Policy).

4.11	Non-Eligible Loans – Any Claim on a Loan that did not meet the Eligibility Criteria applicable to the Loan.
4.12

Breach of the Insured's Obligations or Failure to Comply with Terms – Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with:

(a)

the terms of this Policy (in any case where there is no exclusion from coverage or express remedy for such breach or noncompliance under this Policy), or

(b)

its obligations as imposed by operation of law, and

(c)

if such breach or failure in (a) or (b):

(i)

materially contributed to the Default resulting in such Claim;

(ii)

increased the Loss, provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount; or

(iii)

resulted from a breach of the Insured's obligations under Section 5.8, irrespective of whether such breach contributed to the Default resulting in such Claim or increased the Loss.

5	Conditions Precedent to Payment of Claim It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:
5.1

Notice of Default – The Insured must give the Company written notice:

(a)

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

(b)

Within ten (10) days of either:

(i)

the date when the Borrower becomes four (4) months in Default on the Loan; or

(ii)

the date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports – Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim – If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within thirty (30) days after notice from the Company.

The Company will then make a payment of Loss in accordance with the per loan loss percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be included in the Claim Amount under this Section 5.3 after the date that the accelerated Claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance – The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings – The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.  In conducting Appropriate Proceedings, the Insured must:

(a)

diligently pursue the Appropriate Proceedings once they have begun;

(b)

apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

(c)

upon request by the Company in writing, furnish the Company with the Loan File (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy, and copies of all notices and pleadings filed or required in the Appropriate Proceedings;

(d)

act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

(e)

when requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount as computed under Section 6.2 at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages – The Insured must take appropriate actions to mitigate the Loss. Accordingly, in order to comply with this provision, the Insured's obligations include collecting amounts due under the Loan and offering to any Borrower who has the ability and desire to cure the Default, a repayment plan, a forbearance plan, or a loan modification or other loan workout plan. A loan modification shall not be required if such Loan is subject to REMIC rules and the loan modification would make the Loan non-qualified under REMIC rules. In the event such efforts fail to cure the Default, the Insured must use its best efforts to effectuate the early disposition of the Property.

The Company shall be entitled at its sole discretion to actively direct any such mitigation efforts. Such direction may be general or applicable only to specific Loans. The Company must administer this Policy in good faith.

5.7

Advances – The Insured must advance:

(a)

normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

(b)

reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

(c)

reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements – The Insured must provide the Company with:

(a)

a completed form furnished by or acceptable to the Company for payment of a Claim;

(b)

unless previously provided under Section 5.5(c), the Loan File which is the subject of the Claim (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy;

(c)

if the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance;

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8 (d)(ii) below that it has acquired Good and Merchantable Title to the Property;

(d)

if the Property is being acquired by the Company:

(i)

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

(ii)

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

(iii)

Possession of the Property, but only if the Company has required such Possession in writing;

(e)

access to the Property, pursuant to the terms and conditions of Section 6.4(b), if requested by the Company under such Section;

(f)

a copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary First Layer Policy, if applicable, and other information related to such Primary First Layer Policy as the Company may reasonably request; and

(g)

all other information and documentation reasonably requested by the Company.

5.9

Acquisition of Borrower's Title Not Required – The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period –

(a)

The Insured must submit to the Company any offer to purchase a Property which is acceptable to the Insured until such time as a Claim is settled under this Policy. Upon such submission, the Company must then promptly notify the Insured that it will either approve or not approve such offer. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

(b)

If an approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by:

(i)

paying the per loan loss percentage guaranty option as calculated under Section 6.3(b), or

(ii)

paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

(c)

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

(i)

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer, direct the marketing of the Property, or require any expenditures by the Insured for restoration of the Property as a condition to its approval.

(ii)

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company are acceptable to the Insured, the Loss payable shall be computed as determined below. If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

(iii)

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of:

(A)

the actual net amount as calculated below, or

(B)

the per loan loss percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.

The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property, and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (iii) or as otherwise approved by the Company.

(iv)

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

(v)

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release information regarding the marketing and physical condition of the Property to the Company.

5.11

Foreclosure Bidding Instructions Given by the Company – Unless otherwise directed by the Company, the Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

(a)

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten percent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

(b)

The maximum amount shall not exceed the greater of

(i)

the fair market value of the Property as determined under subparagraph (a) above, or

(ii)

the estimated Claim Amount less the amount which the Company would pay as the per loan loss percentage guaranty option under Section 6.3(b).

(c)

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim – If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its per loan loss percentage guaranty option in Section 6.3(b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance – If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6	Loss Payment Procedure
6.1

Filing of Claim –

(a)

The Insured shall file a Claim under this Policy after, but no later than sixty (60) days following, the later of

(i)

Conveyance of Title to the Property, or

(ii)

if applicable, the settlement of a claim under the Primary First Layer Policy.

(b)

If the Insured fails to file a Claim within the period of time required under paragraph 6.1(a) above, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

(c)

If the Insured fails to file a Claim within eighteen (18) months following the Conveyance of Title, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy.

Once a Claim has been filed, if the Insured fails to satisfy the requirements for a Perfected Claim within one hundred eighty (180) days after such filing (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount – Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to: the sum of:

(a)

the amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

(b)

the amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

(c)

the amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or their other internal costs) provided that:

(i)

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

(ii)

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated from the date of Default through the date the Claim is filed with the Company; less the sum of:

(1)

the amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property or the Loan;

(2)

the amount of cash remaining in any escrow account as of the last payment date;

(3)

the amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(4)

the amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan;

(5)

the greater of the amount of any claim payment pursuant to a Primary First Layer Policy which the Insured received, or which the Insured should have received as the full Primary First Layer Policy benefit as described in Section 4.11; and

(6)

any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options – Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and the requirements for a Perfected Claim have been met, the Company shall at its sole option exercise its:

(a)

Property Acquisition Settlement Option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

(b)

Per Loan Loss Percentage Guaranty Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary First Layer Policy claim payment). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the per loan loss percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

(c)

Pre-Claim Sale Option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary First Layer Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "per loan loss percentage guaranty option".

6.4

Claim Settlement Period – The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

(a)

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim, upon which the sixty (60) day period shall be suspended until the Company receives such additional documentation and information.  Additional items may be requested by the Company after such twenty (20) day period and the Insured must use reasonable efforts to satisfy such request, but the sixty (60) day limit will not be tolled for their receipt.

(b)

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty (60) day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

(c)

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

6.5

Payment by the Company After the Settlement Period – If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Perfected Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation – Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7	Additional Conditions
7.1

Proceedings of Eminent Domain – In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies –

(a)

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500. If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

(b)

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

(i)

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A) such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B) such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

(ii)

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be included in the Claim Amount or payable at any time by the Company.

(iii)

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorney's fees in Section 6.2 will not apply.

(iv)

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

(c)

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2. The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation – Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured – A Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured, its successors and permitted assigns, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance – If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be included in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be included in the Claim Amount, directly or by an addition to the principal balance included in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured –

(a)

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgment from a court of competent jurisdiction on matters of interpretation of this Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

(b)

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

(c)

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower – The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including" –

(a)

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates issued on or after the effective date of the amendment.

(b)

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

(c)

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

(d)

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency – Neither the Insured, any Servicer, nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company.  Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured or Servicer.

7.10	Successors and Assigns – This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.
7.11

Applicable Law and Conformity to Law – All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located.  Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice – All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202. The Company may change this address by giving written notice to the Insured.

Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations – The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media – The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201

Certificate

(Covering Multiple Loans)

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached Certificate Schedule, subject to the terms and conditions of a master policy for multiple loan transactions (the “Master Policy”) identified below, and in reliance on the Insured's Application for insurance.

Insured's Information	Coverage Information

Insured Name and Mailing Address:	Certificate Issuance Date: April 29, 2005
U.S. Bank National Association as Trustee for the	Certificate Effective Date: April 1, 2005
Structured Asset Investment Loan Trust Mortgage	Number of Loans Insured: 761
Pass-Through Certificates, Series 2005-4 60 Livingston Avenue Saint Paul, Minnesota 55107	Aggregate Insured Amount of Loans: $202,985,105.00 Coverage Amount and Certificate Number for each Loan as shown on attached Certificate Schedule.

Master Policy Information	Premium Information

Master Policy Number:

22-590-4-3213

Premium Rate:   104.5 basis points (annualized)

Applicable Endorsements:

none

Premium Type:   Monthly

Premium Refundability:

Non- Refundable

Renewal Option:   Declining

Premium Source:   Non-Borrower Paid

Notes

•

The attached Certificate Schedule contains a summary of coverage and premium information on a Loan-by-Loan basis and the Certificate Schedule is incorporated herein and constitutes a part of this Certificate.

•

The premium rates identified on the attached Certificate Schedule do not include any applicable state and local premium taxes for Loans for which such taxes may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

•

This Certificate becomes effective without the Insured's execution or return of same.

•

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

•

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached Certificate Schedule has been closed; 2) Loan information set forth on the attached Certificate Schedule and any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application relating to insurance of a Loan.

MGIC Master Policy 22-590-4-3213 Certificate Schedule

	Loan	Aloan	Sloan	Amount of		Amount of	MGIC
	ID	ID	ID	Insurable Loan	LTV	Coverage	Certificate Number

Total Number of Insurable Loans:				760
Total Amount of Insurable Loans:				$ 202,669,323.46
Annualized Monthly Premium Rate:				104.5 bps

1	1200000540	18291187	18291187	$ 315,781.54	100.00	40	22516684
2	18499913	18499913	18499913	$ 160,701.50	94.99	37	22516685
3	1000123009	18689158	18689158	$ 148,241.72	85.00	30	22516686
4	18728774	18728774	18728774	$ 187,889.00	94.00	37	22516687
5	409240004	18813386	18813386	$ 224,215.53	100.00	40	22516688
6	411090009	18813477	18813477	$ 203,749.75	95.00	37	22516689
7	411080005	18813584	18813584	$ 158,897.69	90.00	34	22516690
8	19499094	19499094	19499094	$ 153,000.00	90.00	34	22516691
9	53100683	30087118	30087118	$ 194,525.09	95.00	37	22516692
10	1004001696	30205843	30205843	$ 473,268.34	89.62	34	22516693
11	30221808	30221808	30221808	$ 324,640.18	95.00	37	22516694
12	400673331	400673331	400673331	$ 347,163.30	94.85	37	22516695
13	NWJ004188	114275357	14842199	$ 231,120.47	100.00	40	22516696
14	COS006415	112944574	18355271	$ 313,880.73	85.00	30	22516697
15	51412716	114203342	19364892	$ 296,432.98	90.00	34	22516698
16	40691859	114835457	40691859	$ 210,676.74	89.99	34	22516699
17	40785909	114835531	40785909	$ 211,965.19	84.99	30	22516700
18	40838476	114842339	40838476	$ 234,643.00	95.00	37	22516702
19	40876088	114836042	40876088	$ 224,521.93	89.64	34	22516703
20	40878357	114838030	40878357	$ 301,447.30	84.88	30	22516704
21	40914905	114842933	40914905	$ 341,846.00	89.96	34	22516705
22	40932378	114847734	40932378	$ 127,796.67	84.31	29	22516706
23	40941569	114820996	40941569	$ 54,033.43	95.00	37	22516707
24	40978116	114831472	40978116	$ 143,040.50	88.54	33	22516708
25	40983140	114828270	40983140	$ 114,905.10	89.99	34	22516709
26	40984288	114838287	40984288	$ 316,432.79	83.52	29	22516710
27	40991499	114833445	40991499	$ 169,594.80	84.99	30	22516711
28	41014184	114833510	41014184	$ 170,585.61	89.99	34	22516712
29	41037789	114841711	41037789	$ 123,386.87	95.00	37	22516713
30	41039751	114836463	41039751	$ 237,869.30	90.00	34	22516714
31	41044041	114848542	41044041	$ 165,310.64	85.00	30	22516715
32	41057753	114839418	41057753	$ 390,062.34	84.99	30	22516716
33	41059114	114829302	41059114	$ 124,548.00	89.93	34	22516717
34	41063207	114829914	41063207	$ 128,986.52	89.16	33	22516718
35	41063363	114835044	41063363	$ 202,155.96	85.00	30	22516719
36	41064221	114833106	41064221	$ 163,377.10	89.99	34	22516720
37	41085291	114836794	41085291	$ 246,816.51	90.00	34	22516721
38	41089475	114832595	41089475	$ 156,402.80	95.00	37	22516722
39	41121013	114849987	41121013	$ 308,239.36	95.00	37	22516725
40	40621013	114147598	40621013	$ 165,528.38	95.00	37	22516726
41	40965865	115205791	40965865	$ 269,423.45	90.00	34	22516727
42	40976672	115200925	40976672	$ 146,870.52	95.00	37	22516728
43	40981243	115206401	40981243	$ 299,294.83	100.00	40	22516729
44	40996993	115202210	40996993	$ 167,058.14	90.00	34	22516730
45	40999542	115204653	40999542	$ 219,371.60	89.43	33	22516732
46	41009556	115202525	41009556	$ 174,616.17	90.00	34	22516733
47	41025743	115201717	41025743	$ 156,446.69	90.00	34	22516734
48	41026154	115206823	41026154	$ 323,480.26	90.00	34	22516735
49	41053844	115206419	41053844	$ 300,000.00	100.00	40	22516736
50	41060765	115212961	41060765	$ 472,415.00	95.00	37	22516737
51	41077496	115203788	41077496	$ 200,452.86	93.26	36	22516738
52	41080730	115211914	41080730	$ 357,000.00	85.00	30	22516739
53	41084591	115206740	41084591	$ 318,890.94	91.29	35	22516740
54	41084617	115207839	41084617	$ 386,527.62	90.00	34	22516741
55	41095902	115213167	41095902	$ 503,200.00	95.00	37	22516742
56	41106402	115201014	41106402	$ 148,150.37	100.00	40	22516743
57	41108796	115205429	41108796	$ 249,350.00	95.00	37	22516744
58	41112079	115203655	41112079	$ 199,202.97	95.00	37	22516745
59	41113481	115213084	41113481	$ 492,000.00	89.45	33	22516746
60	41116666	115196743	41116666	$ 101,831.64	85.00	30	22516747
61	41126616	115203127	41126616	$ 187,887.88	90.00	34	22516748
62	41131087	115205973	41131087	$ 277,681.78	90.00	34	22516749
63	41136169	115212581	41136169	$ 418,000.00	95.00	37	22516750
64	41137670	115213217	41137670	$ 507,991.65	90.00	34	22516751
65	41139171	115208811	41139171	$ 532,000.00	87.21	32	22516752
66	41140831	115210957	41140831	$ 240,000.00	94.86	37	22516753
67	41141664	115203028	41141664	$ 186,927.88	90.00	34	22516754
68	41152141	115206195	41152141	$ 287,549.30	90.00	34	22516755
69	41158775	115211013	41158775	$ 242,250.00	95.00	37	22516756
70	41163171	115211591	41163171	$ 306,000.00	87.43	32	22516757
71	41165259	115211815	41165259	$ 342,000.00	95.00	37	22516758
72	41166752	115212854	41166752	$ 456,000.00	95.00	37	22516759
73	41166901	115199325	41166901	$ 127,305.56	85.00	30	22516761
74	41168162	115205981	41168162	$ 278,651.60	90.00	34	22516762
75	41169533	115211542	41169533	$ 304,000.00	95.00	37	22516763
76	41170523	115201774	41170523	$ 157,081.82	85.00	30	22516764
77	41173493	115206484	41173493	$ 304,510.75	84.72	30	22516765
78	41175159	115208837	41175159	$ 540,806.34	95.00	37	22516766
79	41175407	115199978	41175407	$ 134,743.15	90.00	34	22516767
80	41176793	115211708	41176793	$ 323,500.00	92.96	36	22516768
81	41177122	115207698	41177122	$ 372,509.41	85.00	30	22516769
82	41177957	115192155	41177957	$ 56,170.34	90.00	34	22516770
83	41178088	115202673	41178088	$ 178,246.72	85.00	30	22516772
84	41179458	115210791	41179458	$ 224,130.00	93.00	36	22516773
85	41181371	115219412	41181371	$ 549,000.00	90.00	34	22516774
86	41181512	115205262	41181512	$ 241,106.18	85.00	30	22516775
87	41181546	115206617	41181546	$ 314,136.04	85.00	30	22516776
88	41181694	115206625	41181694	$ 314,136.04	85.00	30	22516779
89	41182122	115197204	41182122	$ 106,123.06	81.69	27	22516780
90	41183484	115205676	41183484	$ 261,546.56	89.08	33	22516781
91	41184540	115206732	41184540	$ 318,241.21	85.00	30	22516782
92	41186008	115211773	41186008	$ 332,100.00	90.00	34	22516783
93	41186107	115203010	41186107	$ 186,766.48	85.00	30	22516784
94	41186347	115211096	41186347	$ 247,000.00	90.48	34	22516785
95	41186982	115208316	41186982	$ 449,776.64	85.00	30	22516786
96	41188384	115208423	41188384	$ 463,628.08	95.00	37	22516787
97	41191065	115204737	41191065	$ 220,145.95	90.00	34	22516788
98	41191248	115206070	41191248	$ 279,754.12	95.00	37	22516789
99	41191339	115212169	41191339	$ 377,000.00	89.76	34	22516790
100	41191818	115209645	41191818	$ 104,500.00	95.00	37	22516792
101	41191859	115211666	41191859	$ 318,250.00	95.00	37	22516793
102	41193202	115201568	41193202	$ 154,543.65	90.00	34	22516794
103	41193210	115206658	41193210	$ 314,553.02	90.00	34	22516795
104	41194168	115212698	41194168	$ 432,000.00	90.00	34	22516796
105	41196353	115204315	41196353	$ 210,536.77	85.00	30	22516797
106	41196817	115207052	41196817	$ 337,089.21	90.00	34	22516798
107	41197039	115200289	41197039	$ 137,544.87	90.00	34	22516799
108	41197849	115219149	41197849	$ 405,000.00	90.00	34	22516800
109	41198326	115212656	41198326	$ 427,500.00	90.00	34	22516801
110	41199092	115208621	41199092	$ 505,400.00	95.00	37	22516802
111	41201443	115197055	41201443	$ 104,240.47	90.00	34	22516803
112	41201799	115218786	41201799	$ 285,073.74	93.00	36	22516804
113	41202623	115198871	41202623	$ 123,325.10	95.00	37	22516805
114	41205840	115207169	41205840	$ 343,697.77	85.00	30	22516806
115	41205972	115207516	41205972	$ 364,500.00	90.00	34	22516807
116	41206251	115211906	41206251	$ 355,950.00	90.00	34	22516808
117	41207036	115211419	41207036	$ 296,000.00	87.57	32	22516809
118	41207200	115205411	41207200	$ 248,100.98	88.75	33	22516810
119	41208109	115210874	41208109	$ 233,998.50	90.00	34	22516811
120	41208844	115202418	41208844	$ 169,831.93	89.47	33	22516812
121	41210196	115210262	41210196	$ 168,767.92	92.39	36	22516813
122	41210923	115218133	41210923	$ 195,162.02	90.00	34	22516814
123	41210956	115218877	41210956	$ 318,488.73	85.00	30	22516815
124	41210964	115196982	41210964	$ 103,829.35	82.54	28	22516816
125	41211574	115209876	41211574	$ 123,500.00	95.00	37	22516817
126	41212077	115207029	41212077	$ 337,500.00	90.00	34	22516818
127	41212119	115201469	41212119	$ 152,793.59	85.00	30	22516819
128	41212853	115206633	41212853	$ 314,597.39	85.14	30	22516820
129	41213133	115206815	41213133	$ 322,408.73	85.00	30	22516821
130	41213216	115212110	41213216	$ 373,500.00	90.00	34	22516822
131	41213299	115216046	41213299	$ 100,800.00	90.00	34	22516823
132	41213331	115219180	41213331	$ 424,721.99	84.16	29	22516824
133	41216011	115201204	41216011	$ 150,224.27	85.00	30	22516825
134	41216623	115217176	41216623	$ 141,758.48	85.00	30	22516826
135	41219627	115208357	41219627	$ 454,500.00	90.00	34	22516827
136	41220286	115198863	41220286	$ 123,096.87	91.33	35	22516828
137	41220641	115210338	41220641	$ 180,000.00	90.00	34	22516829
138	41223025	115210213	41223025	$ 158,650.00	95.00	37	22516830
139	41223587	115201808	41223587	$ 157,331.56	90.00	34	22516831
140	41224486	115216673	41224486	$ 125,906.40	90.00	34	22516832
141	41224536	115197899	41224536	$ 113,262.01	90.00	34	22516833
142	41225566	115206492	41225566	$ 305,525.86	90.00	34	22516834
143	41225848	115207102	41225848	$ 339,717.75	90.00	34	22516835
144	41226226	115204505	41226226	$ 215,653.17	84.71	30	22516836
145	41226747	115204356	41226747	$ 211,152.27	90.00	34	22516838
146	41228305	115204430	41228305	$ 213,233.40	87.14	32	22516839
147	41228875	115201345	41228875	$ 151,928.65	90.00	34	22516840
148	41229709	115204448	41229709	$ 213,418.80	95.00	37	22516841
149	41229717	115219081	41229717	$ 368,000.00	89.76	34	22516842
150	41230103	115219255	41230103	$ 464,595.86	85.00	30	22516843
151	41230988	115205502	41230988	$ 251,633.70	90.00	34	22516844
152	41231713	115207110	41231713	$ 341,437.16	90.00	34	22516845
153	41233735	115202657	41233735	$ 177,983.92	90.00	34	22516846
154	41234659	115216822	41234659	$ 130,344.57	89.69	34	22516847
155	41237744	115206146	41237744	$ 285,824.29	90.00	34	22516848
156	41238221	115207763	41238221	$ 377,347.27	90.00	34	22516849
157	41238627	115200917	41238627	$ 146,697.06	94.84	37	22516850
158	41239922	115211021	41239922	$ 243,000.00	90.00	34	22516851
159	41241498	115211054	41241498	$ 244,150.00	95.00	37	22516852
160	41241720	115210973	41241720	$ 240,000.00	92.31	36	22516853
161	41242082	115211104	41242082	$ 247,950.00	95.00	37	22516854
162	41243908	115201733	41243908	$ 156,564.05	95.00	37	22516855
163	41243999	115219057	41243999	$ 355,085.76	95.00	37	22516856
164	41245242	115213357	41245242	$ 535,500.00	90.00	34	22516857
165	41246117	115204802	41246117	$ 223,248.40	85.00	30	22516858
166	41249459	115211401	41249459	$ 287,999.00	90.00	34	22516859
167	41249723	115212532	41249723	$ 414,000.00	90.00	34	22516860
168	41251356	115198384	41251356	$ 116,890.27	90.00	34	22516861
169	41251513	115199937	41251513	$ 133,966.15	90.00	34	22516862
170	41251588	115201089	41251588	$ 149,164.35	90.00	34	22516863
171	41251752	115194540	41251752	$ 80,024.87	90.00	34	22516864
172	41252222	115201600	41252222	$ 154,968.56	90.00	34	22516865
173	41252693	115207151	41252693	$ 343,405.41	91.73	35	22516866
174	41254038	115207177	41254038	$ 345,322.82	85.00	30	22516867
175	41256264	115210858	41256264	$ 232,200.00	90.00	34	22516868
176	41256348	115202830	41256348	$ 182,466.20	90.00	34	22516869
177	41256710	115194078	41256710	$ 75,509.96	90.00	34	22516870
178	41259318	115201287	41259318	$ 151,442.15	95.00	37	22516871
179	41260167	115217291	41260167	$ 147,140.72	95.00	37	22516872
180	41261504	115207722	41261504	$ 373,315.10	85.00	30	22516873
181	41266123	115201477	41266123	$ 152,823.12	90.00	34	22516874
182	41266511	115211732	41266511	$ 328,500.00	90.00	34	22516875
183	41268996	115210916	41268996	$ 238,950.00	100.00	40	22516876
184	41270000	115213563	41270000	$ 598,500.00	90.00	34	22516877
185	41270026	115218273	41270026	$ 209,777.73	85.00	30	22516878
186	41270869	115218349	41270869	$ 217,660.83	90.00	34	22516879
187	41273533	115216905	41273533	$ 132,678.36	95.00	37	22516880
188	41274879	115202665	41274879	$ 177,920.86	90.00	34	22516881
189	41274929	115219248	41274929	$ 449,657.25	90.00	34	22516882
190	41277500	115210551	41277500	$ 202,350.00	95.00	37	22516883
191	41277674	115217358	41277674	$ 148,424.93	90.00	34	22516884
192	41278789	115216897	41278789	$ 132,196.69	90.00	34	22516886
193	41279266	115217630	41279266	$ 160,854.45	92.00	35	22516887
194	41286113	115215576	41286113	$ 83,161.37	90.00	34	22516888
195	41300542	115217945	41300542	$ 181,228.07	90.00	34	22516889
196	41306903	115205031	41306903	$ 231,823.29	95.00	37	22516890
197	41307851	115205882	41307851	$ 269,796.92	90.00	34	22516891
198	41308339	115217259	41308339	$ 145,119.20	95.00	37	22516892
199	191022232	115075517	14897359	$ 170,577.03	95.00	37	22516894
200	651007095	115035347	14901243	$ 113,759.49	84.44	29	22516895
201	21061726	115056426	14971907	$ 422,224.19	90.00	34	22516896
202	781001064	115117079	14992515	$ 432,684.92	92.34	36	22516897
203	11072533	115054579	14996144	$ 341,305.58	95.00	37	22516898
204	31031263	115057820	15008352	$ 170,660.43	90.00	34	22516899
205	661003860	115108110	15008642	$ 289,750.00	95.00	37	22516900
206	281013495	115084592	15011158	$ 93,430.19	90.00	34	22516901
207	191022702	115075715	15019722	$ 157,114.23	90.00	34	22516902
208	381018487	115095754	15022999	$ 228,455.49	100.00	40	22516904
209	81052551	115063992	15023013	$ 130,224.68	90.00	34	22516905
210	381018818	115096349	15028160	$ 268,691.35	90.00	34	22516906
211	651007476	115106916	15028590	$ 240,602.81	90.00	34	22516907
212	631005841	115104788	15030224	$ 407,900.00	85.00	30	22516908
213	251035096	115081663	15031172	$ 237,400.00	85.00	30	22516909
214	151027312	115072076	15037948	$ 254,443.86	80.95	26	22516910
215	141044179	115070625	15039993	$ 364,109.53	93.59	36	22516913
216	21061630	115056368	15042104	$ 592,000.00	91.08	35	22516914
217	161038775	115073074	15043490	$ 414,000.00	90.00	34	22516915
218	331033515	115089583	15043508	$ 440,904.59	85.00	30	22516916
219	371023275	115094534	15049539	$ 222,879.31	95.00	37	22516917
220	331033296	115089286	15052301	$ 508,500.00	90.00	34	22516918
221	301000344	115085227	15055205	$ 201,984.17	90.00	34	22516919
222	81053124	115064347	15056856	$ 395,983.85	90.00	34	22516920
223	691002035	115112989	15057748	$ 261,248.39	95.00	37	22516921
224	211026096	115077729	15062672	$ 159,847.59	90.00	34	22516922
225	851000164	115119703	15063332	$ 247,093.08	90.00	34	22516923
226	71064073	115063166	15064579	$ 113,809.83	95.00	37	22516924
227	81053132	115064362	15066509	$ 260,415.26	90.00	34	22516925
228	141043603	115070245	15070147	$ 208,718.03	95.00	37	22516926
229	761006810	115116352	15070311	$ 261,914.39	93.00	36	22516927
230	161038999	115073488	15070741	$ 179,499.62	85.71	30	22516928
231	31031510	115058240	15076623	$ 332,100.73	93.80	37	22516929
232	321022447	115086803	15076979	$ 188,000.00	99.47	40	22516930
233	331033513	115089575	15076987	$ 318,143.54	85.00	30	22516932
234	781001922	115117244	15077688	$ 291,947.96	90.00	34	22516933
235	161039103	115073793	15079981	$ 148,551.33	85.00	30	22516934
236	271019273	115083420	15080047	$ 153,150.26	89.97	34	22516935
237	161038971	115073389	15080450	$ 350,344.28	90.00	34	22516936
238	31031437	115058083	15084940	$ 467,337.25	90.00	34	22516937
239	141044288	115070757	15085350	$ 310,008.27	90.00	34	22516938
240	191022801	115075848	15085616	$ 193,500.00	90.00	34	22516939
241	121037200	115068033	15091226	$ 149,804.10	88.76	33	22516940
242	191022974	115076044	15091267	$ 194,121.62	90.00	34	22516941
243	91030272	115065781	15096894	$ 113,828.55	95.00	37	22516942
244	191022898	115075962	15096985	$ 261,000.00	90.00	34	22516943
245	381017885	115095564	15098148	$ 427,499.99	95.00	37	22516944
246	211025867	115077398	15098775	$ 258,412.06	90.00	34	22516945
247	521022449	115100190	15099666	$ 119,034.70	95.00	37	22516946
248	521022621	115100455	15099971	$ 136,632.83	90.00	34	22516947
249	21062014	115056921	15100126	$ 363,153.15	85.00	30	22516948
250	251035014	115081614	15100423	$ 130,217.11	90.00	34	22516949
251	311025924	115085847	15100621	$ 134,708.96	95.00	37	22516950
252	671002373	115110082	15100928	$ 495,000.00	90.00	34	22516952
253	141044389	115070906	15103534	$ 389,268.84	95.00	37	22516953
254	121037088	115067795	15103831	$ 256,524.97	87.12	32	22516954
255	611014229	115102352	15104490	$ 318,250.00	95.00	37	22516955
256	71064148	115063307	15104540	$ 182,491.18	90.00	34	22516956
257	841002625	115118226	15107188	$ 146,957.81	90.00	34	22516957
258	81053343	115064784	15107535	$ 209,645.68	94.59	37	22516958
259	141044066	115070476	15109887	$ 169,775.71	89.47	33	22516959
260	551004288	115100877	15111206	$ 125,857.04	90.00	34	22516960
261	631005827	115104721	15112501	$ 570,000.00	94.21	37	22516961
262	141044344	115070815	15113699	$ 120,893.54	95.00	37	22516962
263	681003930	115111692	15116114	$ 175,483.04	95.00	37	22516963
264	611014363	115102592	15116759	$ 336,300.00	94.73	37	22516964
265	851000207	115119794	15118474	$ 241,699.03	88.00	32	22516965
266	681003865	115111510	15118557	$ 202,020.57	95.00	37	22516966
267	191023131	115076275	15130222	$ 168,150.00	94.47	37	22516967
268	271019459	115083735	15131287	$ 142,815.13	93.46	36	22516968
269	611014225	115102345	15133358	$ 386,999.99	90.00	34	22516969
270	671002439	115110249	15136120	$ 130,336.38	90.00	34	22516970
271	71064014	115063067	15139256	$ 229,154.85	89.33	33	22516971
272	611014522	115102881	15139298	$ 494,942.66	90.00	34	22516972
273	661003671	115108003	15139934	$ 418,500.00	90.00	34	22516973
274	761006765	115116337	15142128	$ 175,282.18	90.00	34	22516974
275	371023230	115094476	15143498	$ 123,099.83	85.00	30	22516975
276	761007055	115116451	15143696	$ 314,600.17	90.00	34	22516976
277	681003683	115111098	15147747	$ 404,460.18	90.00	34	22516977
278	231059229	115078727	15148505	$ 390,971.80	90.00	34	22516978
279	121037132	115067894	15149164	$ 170,726.98	95.00	37	22516979
280	681003869	115111544	15149214	$ 128,745.96	100.00	40	22516980
281	631006028	115105132	15150956	$ 368,422.56	90.00	34	22516981
282	791001328	115117780	15151012	$ 85,401.26	95.00	37	22516982
283	631005713	115104531	15151806	$ 233,600.00	91.67	35	22516983
284	71063981	115062994	15152218	$ 133,032.98	90.00	34	22516984
285	621006016	115103590	15153125	$ 144,305.05	85.00	30	22516985
286	141044641	115071292	15153760	$ 157,267.83	90.00	34	22516986
287	271019385	115083610	15154230	$ 140,470.35	95.00	37	22516987
288	681004011	115111890	15157332	$ 80,809.59	90.00	34	22516988
289	721005674	115114399	15157662	$ 121,368.15	90.00	34	22516989
290	271019508	115083842	15158645	$ 352,665.00	85.00	30	22516990
291	81053351	115064818	15159106	$ 226,800.00	90.00	34	22516991
292	321023536	115087876	15159874	$ 165,032.21	95.00	37	22516992
293	331033822	115090094	15160344	$ 314,428.94	90.00	34	22516993
294	731008800	115115099	15161094	$ 130,298.43	90.00	34	22516994
295	381019016	115096885	15161136	$ 393,284.31	87.56	32	22516995
296	311026244	115086530	15161789	$ 184,230.19	90.00	34	22516996
297	681003887	115111585	15161904	$ 365,000.00	86.90	31	22516997
298	561001258	115101370	15161995	$ 184,500.00	90.00	34	22516998
299	41063803	115059834	15162159	$ 120,470.49	90.00	34	22516999
300	321023300	115087504	15162787	$ 213,377.28	95.00	37	22517000
301	81053446	115065013	15163082	$ 177,889.97	95.00	37	22517001
302	511033333	115099038	15163306	$ 331,071.42	85.00	30	22517002
303	301000464	115085359	15163421	$ 166,422.94	85.00	30	22517003
304	711005723	115114043	15163926	$ 269,346.35	88.52	33	22517004
305	691002291	115113391	15163967	$ 191,483.14	90.00	34	22517005
306	71063308	115062614	15164460	$ 124,918.34	90.00	34	22517006
307	851000270	115119885	15165194	$ 160,776.58	88.46	33	22517007
308	141044724	115071458	15165509	$ 350,485.65	94.99	37	22517008
309	661004350	115109027	15166416	$ 298,999.71	92.00	35	22517009
310	161039208	115074031	15166424	$ 417,425.68	95.00	37	22517010
311	371023448	115094757	15166499	$ 119,723.94	85.00	30	22517011
312	81053363	115064859	15170392	$ 481,500.00	90.00	34	22517012
313	581000112	115101867	15173248	$ 211,500.00	90.00	34	22517013
314	731008899	115115248	15173669	$ 228,235.10	90.00	34	22517014
315	141044807	115071607	15175516	$ 121,329.67	90.00	34	22517015
316	81053467	115065062	15176894	$ 193,178.71	90.00	34	22517016
317	231061823	115081234	15178841	$ 314,507.05	90.00	34	22517017
318	631005945	115104994	15181225	$ 335,446.47	94.65	37	22517018
319	71064239	115063513	15181373	$ 211,188.22	90.00	34	22517019
320	671002567	115110546	15181670	$ 271,637.46	85.00	30	22517020
321	71064314	115063679	15184195	$ 109,895.86	84.62	30	22517021
322	11073133	115055329	15185366	$ 424,328.29	85.00	30	22517022
323	231061182	115080590	15185630	$ 134,814.51	90.00	34	22517023
324	721005790	115114480	15186828	$ 164,471.42	90.00	34	22517024
325	231059459	115078784	15187206	$ 184,307.96	90.00	34	22517025
326	371023709	115095275	15187511	$ 118,605.63	95.00	37	22517026
327	211025852	115077331	15192602	$ 593,305.45	90.00	34	22517027
328	11073442	115056020	15193790	$ 546,250.00	95.00	37	22517028
329	671002214	115109811	15194061	$ 130,500.00	90.00	34	22517029
330	621005988	115103533	15196686	$ 248,547.71	100.00	40	22517030
331	661004626	115109571	15197734	$ 395,347.63	90.00	34	22517031
332	231062120	115081366	15197858	$ 274,546.07	83.84	29	22517032
333	331034089	115090425	15199011	$ 378,426.77	95.00	37	22517033
334	301000395	115085276	15204506	$ 165,374.76	89.03	33	22517034
335	511033514	115099301	15204902	$ 156,456.37	95.00	37	22517035
336	741009285	115115743	15205842	$ 108,640.49	90.00	34	22517036
337	81053551	115065252	15207293	$ 315,000.00	90.00	34	22517037
338	MEL007117	114944879	15208663	$ 426,894.59	95.00	37	22517038
339	631006081	115105249	15211501	$ 310,250.00	85.00	30	22517039
340	81053223	115064586	15212368	$ 165,971.24	95.00	37	22517040
341	161039117	115073827	15213762	$ 271,655.46	86.35	31	22517041
342	251035333	115081887	15216799	$ 157,291.90	87.50	32	22517042
343	31031818	115058950	15219413	$ 360,000.00	100.00	40	22517043
344	11073044	115055147	15219751	$ 381,484.61	87.21	32	22517044
345	671002365	115110058	15221039	$ 178,278.47	85.00	30	22517045
346	741009568	115116055	15223100	$ 109,837.83	100.00	40	22517046
347	621006174	115103954	15225568	$ 138,493.49	95.00	37	22517047
348	251035131	115081689	15227366	$ 176,142.55	90.00	34	22517048
349	271019718	115084246	15227457	$ 189,741.57	95.00	37	22517049
350	231062040	115081333	15227937	$ 339,165.15	88.31	33	22517050
351	191023384	115076689	15230501	$ 280,500.00	85.00	30	22517051
352	661004307	115108920	15230709	$ 135,782.47	85.00	30	22517052
353	211026427	115078230	15232242	$ 229,231.65	90.00	34	22517053
354	741009532	115115990	15232382	$ 120,443.68	95.00	37	22517054
355	381019251	115097297	15232549	$ 227,171.28	89.92	34	22517055
356	121037616	115068694	15233117	$ 175,508.53	95.00	37	22517056
357	HAW005569	114939382	15234412	$ 550,745.32	89.89	34	22517057
358	191023381	115076671	15239932	$ 228,000.00	95.00	37	22517058
359	251034585	115081481	15240187	$ 117,342.28	90.00	34	22517059
360	231061050	115080426	15240393	$ 269,999.99	90.00	34	22517060
361	321023593	115087926	15240989	$ 275,000.00	100.00	40	22517061
362	231061811	115081226	15241680	$ 359,562.28	100.00	40	22517062
363	11073426	115055980	15242373	$ 360,000.00	90.00	34	22517063
364	741009609	115116121	15247539	$ 127,381.08	85.00	30	22517064
365	191023448	115076754	15252810	$ 260,999.99	91.58	35	22517065
366	71063921	115062887	15304983	$ 107,888.75	90.00	34	22517066
367	681004459	115112807	15305329	$ 122,217.75	90.00	34	22517067
368	81053762	115065476	15305642	$ 201,400.00	95.00	37	22517068
369	121037458	115068454	15305808	$ 101,925.15	90.00	34	22517069
370	161039369	115074338	15307614	$ 103,371.55	90.00	34	22517070
371	561001459	115101651	15322696	$ 356,350.00	90.00	34	22517071
372	SCH002975	114959117	15325517	$ 152,817.75	90.00	34	22517072
373	651007396	115106841	15332497	$ 139,943.48	85.00	30	22517073
374	MIN009049	114947682	15334329	$ 514,774.08	89.69	34	22517074
375	CHI004751	114925746	15350986	$ 575,150.90	90.00	34	22517075
376	41064394	115060469	15359615	$ 108,780.34	90.00	34	22517076
377	11073137	115055345	15360936	$ 579,500.00	95.00	37	22517077
378	SCH002936	114959026	15366305	$ 185,250.00	95.00	37	22517078
379	SDO004764	114960214	15366461	$ 499,500.00	90.00	34	22517079
380	COS010015	115353286	15375637	$ 310,000.00	100.00	40	22517080
381	HUN002359	115364523	15375884	$ 350,482.57	90.00	34	22517081
382	LGH005667	115366544	15375967	$ 257,915.40	90.00	34	22517082
383	MIL004091	115368763	15376064	$ 121,983.55	90.00	34	22517083
384	MIR002247	115372005	15376106	$ 393,550.00	84.84	30	22517084
385	NPB009729	115372872	15376163	$ 450,000.00	100.00	40	22517085
386	NWJ004932	115374944	15376239	$ 327,980.81	90.00	34	22517086
387	PHX004156	115378465	15376320	$ 193,537.73	95.00	37	22517087
388	OAK007671	115376808	15376916	$ 201,767.01	95.00	37	22517088
389	TAR002370	115389751	15376973	$ 325,818.18	100.00	40	22517089
390	SDO004704	115381402	15387202	$ 197,661.40	90.00	34	22517090
391	ANA013975	115346470	15387293	$ 319,900.00	100.00	40	22517091
392	MIN009686	115370157	15387574	$ 256,048.35	90.00	34	22517092
393	POR004198	115378861	15387640	$ 165,882.13	95.00	37	22517093
394	OAK007597	115376436	15387665	$ 360,578.76	95.00	37	22517094
395	HAW005651	115362063	15387780	$ 360,650.17	85.00	30	22517095
396	DET008381	115358244	15387806	$ 158,770.27	100.00	40	22517096
397	HUN002512	115364838	15387947	$ 404,324.21	90.00	34	22517097
398	BAL006450	115347668	15388150	$ 399,715.74	90.00	34	22517098
399	HAR003062	115361081	15388200	$ 256,958.92	90.00	34	22517099
400	TEM003378	115390361	15388556	$ 161,000.00	100.00	40	22517100
401	NPB009841	115373250	15388614	$ 269,885.72	90.00	34	22517101
402	HAW005707	115362212	15388622	$ 256,133.08	95.00	37	22517102
403	LAS005320	115365306	15388648	$ 280,530.00	90.00	34	22517103
404	COS010462	115353666	15388705	$ 412,901.11	95.00	37	22517104
405	FTL004050	115360042	15388721	$ 204,875.80	100.00	40	22517105
406	ENC004709	115359374	15388911	$ 360,000.00	90.00	34	22517106
407	NPB009485	115372492	15396567	$ 346,121.36	95.00	37	22517107
408	NPB009796	115373086	15396617	$ 114,995.42	100.00	40	22517108
409	SOU007442	115385304	15396831	$ 317,756.89	95.00	37	22517110
410	SRO006282	115386203	15396872	$ 289,750.00	95.00	37	22517111
411	STA001010	115386823	15396898	$ 370,500.00	95.00	37	22517112
412	CON002774	115350936	15397144	$ 465,000.00	100.00	40	22517113
413	COS010304	115353476	15397243	$ 364,477.87	100.00	40	22517114
414	HAW005336	115361669	15397409	$ 359,359.88	90.00	34	22517115
415	SCH003173	115380891	15397706	$ 157,919.78	100.00	40	22517116
416	BOS000964	115349235	15397748	$ 253,641.44	90.00	34	22517117
417	FTL003894	115359796	15397805	$ 342,000.00	100.00	40	22517118
418	HAR003132	115361214	15397847	$ 207,707.88	85.00	30	22517119
419	STA001019	115386849	15400898	$ 310,000.00	100.00	40	22517120
420	STA001073	115386906	15400906	$ 389,499.99	95.00	37	22517121
421	ANA014084	115346801	15401086	$ 365,216.21	95.00	37	22517122
422	MEL006913	115367443	15401714	$ 398,342.69	95.00	37	22517123
423	NWJ005043	115375149	15401920	$ 249,670.15	84.75	30	22517124
424	PHX004184	115378523	15401995	$ 112,427.96	95.00	37	22517125
425	PHX004190	115378531	15402001	$ 323,000.00	95.00	37	22517126
426	SCH003166	115380875	15402092	$ 314,592.75	96.92	39	22517127
427	SCH003225	115381030	15402118	$ 301,765.26	95.00	37	22517128
428	SEA004627	115382061	15402142	$ 220,171.69	90.00	34	22517129
429	SJO004940	115383473	15402191	$ 441,749.25	95.00	37	22517130
430	NWJ005110	115375313	15402225	$ 229,331.37	90.00	34	22517131
431	SRO006311	115386278	15402308	$ 150,941.21	95.00	37	22517132
432	SRO006318	115386286	15402316	$ 377,779.12	90.00	34	22517133
433	TAM003282	115388522	15402365	$ 119,903.56	100.00	40	22517134
434	TAM003524	115388696	15402373	$ 237,847.92	100.00	40	22517135
435	ANA014011	115346595	15402407	$ 161,661.75	90.00	34	22517136
436	LAS005527	115365595	15402613	$ 251,750.00	95.00	37	22517137
437	NWJ005160	115375396	15402829	$ 404,354.95	95.00	37	22517138
438	SJO004893	115383416	15402886	$ 373,248.88	83.00	28	22517139
439	NPB009716	115372849	15402894	$ 352,695.47	100.00	40	22517140
440	CORNPB0624	115352346	15403108	$ 157,913.69	95.00	37	22517141
441	BAL006613	114924905	15411267	$ 430,000.00	100.00	40	22517142
442	LGH005574	115366320	15411481	$ 381,826.48	90.00	34	22517143
443	LGH005727	115366759	15411531	$ 148,400.81	95.00	37	22517144
444	MIN009674	115370108	15411564	$ 157,287.94	90.00	34	22517145
445	OAK007523	115376246	15411655	$ 226,601.82	85.00	30	22517146
446	SCH003073	115380784	15411747	$ 299,642.64	100.00	40	22517147
447	SEA004600	115382038	15411804	$ 446,571.76	90.00	34	22517148
448	BAL006135	115347544	15412067	$ 295,028.39	90.00	34	22517149
449	BAL006136	115347551	15412075	$ 310,319.50	90.00	34	22517150
450	CON002829	115351066	15412174	$ 340,000.00	100.00	40	22517151
451	COS010506	115353773	15412190	$ 289,750.00	95.00	37	22517152
452	GLE005031	115360646	15412281	$ 341,725.15	88.83	33	22517153
453	GLE005047	115360729	15412307	$ 525,000.00	92.92	36	22517154
454	HAW005749	115362352	15412356	$ 111,910.87	100.00	40	22517155
455	HUN002506	115364804	15412414	$ 593,536.62	90.00	34	22517156
456	MIL004038	115368672	15412521	$ 134,915.22	90.00	34	22517157
457	MIR002307	115372070	15412661	$ 384,900.00	90.04	34	22517158
458	SCH003223	115381014	15412893	$ 160,987.43	90.00	34	22517159
459	TAM003600	115388795	15413032	$ 301,042.94	90.00	34	22517160
460	HUN002478	114942105	15413677	$ 328,390.46	100.00	40	22517161
461	CHI005520	115350134	15430788	$ 169,776.83	100.00	40	22517162
462	COS010456	115353633	15430820	$ 384,547.72	90.00	34	22517163
463	COS010459	115353658	15430838	$ 310,046.83	90.00	34	22517164
464	SRO006225	115386146	15431208	$ 338,793.78	90.00	34	22517165
465	CHI005454	115349870	15431430	$ 337,500.00	90.00	34	22517166
466	CHI005521	115350142	15431455	$ 234,900.00	100.00	40	22517167
467	CON002629	115350878	15431471	$ 110,725.00	93.07	36	22517168
468	HAR002956	115361057	15431786	$ 107,927.53	90.00	34	22517169
469	HAW005512	115361768	15431836	$ 177,855.52	100.00	40	22517170
470	HUN002397	115364598	15431919	$ 379,752.68	95.00	37	22517171
471	MEL007329	115367757	15432040	$ 339,771.40	85.00	30	22517172
472	NPB009531	115372567	15432271	$ 130,102.39	89.18	33	22517173
473	NPB009798	115373102	15432321	$ 449,620.08	90.00	34	22517174
474	NWJ004922	115374910	15432362	$ 297,340.01	85.00	30	22517175
475	SRO006335	115386328	15432693	$ 432,000.00	90.00	34	22517176
476	TAM003594	115388779	15432792	$ 156,708.00	95.00	37	22517177
477	CORLAS0137	115352189	15433295	$ 454,499.99	90.00	34	22517178
478	NPB009719	115372856	15433964	$ 310,081.07	90.00	34	22517179
479	CHI005442	115349813	15434236	$ 242,662.74	90.00	34	22517180
480	NPB009071	115372385	15434426	$ 330,880.11	85.00	30	22517181
481	SCH003264	115381105	15434525	$ 224,681.36	100.00	40	22517182
482	STA001011	115386831	15434624	$ 449,505.51	100.00	40	22517183
483	ANA014079	115346785	15434715	$ 283,500.00	90.00	34	22517184
484	BAL006678	115348054	15434822	$ 260,607.00	95.00	37	22517185
485	COS010477	115353724	15434947	$ 267,134.70	90.00	34	22517186
486	COS010578	115353955	15434970	$ 251,805.36	90.00	34	22517187
487	COV007697	115354946	15435019	$ 439,606.08	84.94	30	22517188
488	FTL004005	115359929	15435100	$ 134,922.73	90.00	34	22517189
489	HAR003134	115361222	15435126	$ 152,910.12	90.00	34	22517190
490	LAS005319	115365298	15435282	$ 303,817.72	95.00	37	22517191
491	MIN009815	115370611	15435530	$ 215,867.79	90.00	34	22517192
492	NWJ004877	115374845	15435613	$ 419,712.41	81.55	27	22517193
493	SOU007734	115385734	15435779	$ 472,101.09	90.00	34	22517194
494	SRO006176	115386070	15435787	$ 271,794.05	85.00	30	22517195
495	CORNPB0651	115352445	15443252	$ 322,556.20	95.00	37	22517196
496	CRO003504	115355810	15443260	$ 275,499.99	95.00	37	22517197
497	NPB009727	115372864	15443328	$ 153,658.67	95.00	37	22517198
498	RIV005814	115379208	15443344	$ 292,182.57	90.00	34	22517199
499	CHI005222	115349490	15443526	$ 274,915.96	95.00	37	22517200
500	COS010561	115353898	15443617	$ 339,739.99	85.00	30	22517201
501	CRO003488	115355786	15443674	$ 315,000.00	90.00	34	22517202
502	HAW005732	115362329	15443997	$ 399,612.01	100.00	40	22517203
503	HAW005793	115362519	15444003	$ 421,532.40	95.00	37	22517204
504	HUN002155	115364358	15444078	$ 305,846.28	85.00	30	22517205
505	HUN002538	115364911	15444110	$ 308,783.00	100.00	40	22517206
506	LGH005738	115366767	15444151	$ 323,950.00	95.00	37	22517207
507	MEL007350	115367781	15444201	$ 314,739.24	90.00	34	22517208
508	MEL007497	115368029	15444227	$ 434,643.43	100.00	40	22517209
509	MIA001226	115368359	15444235	$ 138,911.36	100.00	40	22517210
510	MIN009573	115369928	15444284	$ 539,591.14	100.00	40	22517211
511	NPB009923	115373540	15444342	$ 404,700.00	95.00	37	22517212
512	RIV006239	115379778	15444508	$ 450,000.00	88.24	33	22517213
513	SOU007660	115385577	15444656	$ 380,000.00	95.00	37	22517214
514	TEM003266	115390155	15444805	$ 131,340.38	85.00	30	22517215
515	TEM003291	115390189	15444813	$ 109,799.99	90.00	34	22517216
516	BAL006810	115348492	15453715	$ 186,914.59	100.00	40	22517217
517	CHI004969	115349375	15453780	$ 208,779.81	100.00	40	22517218
518	FTL003999	115359911	15454085	$ 148,916.89	100.00	40	22517219
519	HUN002439	115364689	15454275	$ 379,679.18	95.00	37	22517220
520	LGH005828	115367013	15454366	$ 305,731.33	90.00	34	22517221
521	MEL007447	115367930	15454382	$ 415,000.00	84.69	30	22517222
522	NWJ004931	115374936	15454606	$ 251,847.33	90.00	34	22517223
523	OAK007268	115375974	15454705	$ 276,062.75	85.00	30	22517224
524	OAK007442	115376113	15454721	$ 112,439.82	90.00	34	22517225
525	POR004283	115378911	15454879	$ 232,593.03	95.00	37	22517226
526	RIV006087	115379471	15454895	$ 233,596.31	85.00	30	22517227
527	SDO004844	115381543	15454994	$ 202,431.15	90.00	34	22517228
528	STA001007	115386815	15455249	$ 314,825.00	100.00	40	22517229
529	TAM003345	115388548	15455355	$ 136,865.35	95.00	37	22517230
530	TAM003629	115388860	15455363	$ 221,246.86	90.00	34	22517231
531	BOC002223	115348823	15465008	$ 184,499.99	90.00	34	22517232
532	COS010368	115353500	15465099	$ 331,233.59	85.00	30	22517233
533	COV007511	115354599	15465172	$ 142,406.55	95.00	37	22517234
534	FTL004023	115359994	15465412	$ 120,484.46	90.00	34	22517236
535	LAS005523	115365561	15465628	$ 197,848.58	90.00	34	22517237
536	MEL007396	115367856	15465743	$ 364,240.14	90.00	34	22517238
537	MEL007442	115367922	15465750	$ 332,276.45	95.00	37	22517239
538	MEL007515	115368060	15465784	$ 385,000.00	89.53	33	22517240
539	NPB009817	115373177	15466063	$ 317,493.23	90.00	34	22517241
540	OAK007625	115376535	15466204	$ 188,863.89	90.00	34	22517242
541	OAK007634	115376576	15466212	$ 170,796.48	90.00	34	22517243
542	OAK007638	115376592	15466220	$ 202,356.79	90.00	34	22517244
543	PHX004260	115378663	15466303	$ 477,600.00	85.29	30	22517245
544	SJO005077	115383861	15466543	$ 224,000.00	100.00	40	22517246
545	SLC006807	115384174	15466550	$ 132,889.89	100.00	40	22517247
546	SRO006330	115386310	15466675	$ 361,000.00	95.00	37	22517248
547	TAM003509	115388670	15466816	$ 111,060.67	95.00	37	22517249
548	TAR002263	115389561	15466907	$ 318,518.13	85.00	30	22517250
549	WIL005690	115391443	15467046	$ 452,789.41	95.00	37	22517251
550	CORNPB0660	115352460	15470032	$ 260,694.60	90.00	34	22517252
551	ANA014017	115346629	15474786	$ 202,346.68	88.04	32	22517254
552	BAL006407	115347627	15474794	$ 273,359.78	90.00	34	22517255
553	BAL006753	115348310	15474844	$ 208,862.58	95.00	37	22517256
554	BAL006767	115348377	15474851	$ 320,000.00	88.89	33	22517257
555	CRO003763	115356172	15475049	$ 147,900.48	84.57	30	22517258
556	LAS005562	115365694	15475494	$ 161,402.16	85.00	30	22517259
557	LGH005710	115366726	15475536	$ 247,775.37	89.86	34	22517260
558	MIA001290	115368482	15475569	$ 223,133.28	90.00	34	22517261
559	MIN009858	115370751	15475635	$ 280,000.00	94.92	37	22517262
560	RIV006128	115379547	15475957	$ 193,335.02	90.00	34	22517263
561	SCH003192	115380966	15476013	$ 122,900.00	100.00	40	22517264
562	STA001151	115386971	15476351	$ 330,959.08	90.00	34	22517265
563	WIL005671	115391401	15476609	$ 424,750.37	85.00	30	22517266
564	CHI005604	115350449	15503709	$ 179,862.35	90.00	34	22517267
565	CON002795	115350977	15503717	$ 569,098.05	85.00	30	22517268
566	HUN002290	115364416	15504194	$ 309,758.17	83.78	29	22517270
567	HUN002461	115364739	15504202	$ 462,701.72	100.00	40	22517271
568	HUN002571	115365025	15504236	$ 424,658.44	85.00	30	22517272
569	HUN002589	115365058	15504244	$ 332,272.33	95.00	37	22517273
570	HUN002599	115365082	15504251	$ 212,820.17	94.67	37	22517274
571	MEL007560	115368136	15504384	$ 312,950.77	90.00	34	22517275
572	MIN010136	115371510	15504541	$ 202,374.77	90.00	34	22517276
573	MIR002235	115371965	15504566	$ 449,616.33	90.00	34	22517277
574	NPB009689	115372724	15504624	$ 269,778.24	90.00	34	22517278
575	NPB009859	115373334	15504632	$ 108,726.85	85.00	30	22517279
576	NPB009877	115373383	15504640	$ 287,781.94	90.00	34	22517280
577	NPB009986	115373730	15504665	$ 335,531.48	85.00	30	22517281
578	NWJ005022	115375115	15504707	$ 137,750.00	95.00	37	22517282
579	OAK007666	115376774	15504806	$ 125,312.38	95.00	37	22517283
580	PHX004201	115378580	15504921	$ 218,359.23	95.00	37	22517284
581	SDO004909	115381675	15505084	$ 388,961.52	85.00	30	22517285
582	SJO004975	115383622	15505175	$ 392,440.59	85.05	30	22517286
583	SJO005008	115383671	15505183	$ 480,000.00	89.72	34	22517287
584	STA001124	115386963	15505332	$ 422,442.48	95.00	37	22517288
585	TAR002374	115389777	15505498	$ 435,000.00	100.00	40	22517289
586	TEM003195	115390072	15505522	$ 128,250.00	95.00	37	22517290
587	WIL005672	115391419	15505563	$ 386,682.15	90.00	34	22517291
588	CHI005656	115350589	15505571	$ 183,394.17	90.00	34	22517292
589	BOS001020	115349342	15506983	$ 249,900.00	100.00	40	22517293
590	COV007611	115354771	15507171	$ 316,800.00	90.00	34	22517294
591	COV007899	115355463	15507213	$ 228,600.00	90.00	34	22517295
592	GLE005039	115360687	15507395	$ 330,000.00	100.00	40	22517296
593	GLE005041	115360695	15507403	$ 384,766.29	100.00	40	22517297
594	HAW005812	115362576	15507486	$ 247,000.00	95.00	37	22517298
595	LAS005497	115365488	15507585	$ 183,000.00	100.00	40	22517299
596	MEL007247	115367625	15507767	$ 450,832.67	95.00	37	22517300
597	MIN009836	115370678	15507882	$ 193,360.56	90.00	34	22517301
598	NPB009822	115373193	15508005	$ 224,826.21	95.74	38	22517302
599	NPB009958	115373672	15508039	$ 346,283.52	90.00	34	22517303
600	NPB010015	115373805	15508047	$ 247,000.00	100.00	40	22517304
601	PHX004199	115378572	15508237	$ 112,433.23	90.00	34	22517305
602	SCH003278	115381154	15508336	$ 101,587.78	95.00	37	22517306
603	WOO000609	115,391,997.00	15508799.00	$ 449,627.48	94.74	37	22517307
604	CHI005559	115350225	15519671	$ 120,561.35	95.00	37	22517308
605	CHI005667	115350613	15519739	$ 298,546.00	100.00	40	22517309
606	CON002443	115350829	15519770	$ 142,394.24	86.36	31	22517310
607	CORTAM0520	115353112	15519846	$ 304,284.65	100.00	40	22517311
608	CRO003696	115356099	15519994	$ 328,277.33	90.00	34	22517312
609	CRO003745	115356156	15520000	$ 332,224.75	95.00	37	22517313
610	FTL003725	115359721	15520240	$ 232,855.91	100.00	40	22517314
611	HUN002707	115365199	15520497	$ 248,852.23	100.00	40	22517315
612	MEL007253	115367633	15520620	$ 488,931.58	95.00	37	22517316
613	MEL007303	115367716	15520653	$ 232,905.13	90.00	34	22517317
614	MEL007345	115367773	15520679	$ 450,983.58	95.00	37	22517318
615	NPB009849	115373300	15520984	$ 288,823.11	85.00	30	22517319
616	NPB010174	115374233	15521081	$ 430,000.00	100.00	40	22517320
617	NWJ005325	115375701	15521131	$ 206,877.78	90.00	34	22517321
618	SCH003156	115380859	15521479	$ 175,750.00	95.00	37	22517322
619	SCH003164	115380867	15521487	$ 219,819.66	100.00	40	22517323
620	SFD001141	115382897	15521560	$ 155,889.67	100.00	40	22517324
621	TEM003555	115390965	15521966	$ 229,803.90	89.15	33	22517325
622	WIL005709	115391492	15521982	$ 112,421.39	90.00	34	22517326
623	ANA014013	115346611	15528243	$ 184,878.60	82.22	28	22517327
624	COV007766	115355141	15528573	$ 202,368.20	90.00	34	22517328
625	FTL004112	115360281	15528821	$ 128,200.00	94.96	37	22517329
626	HAW005686	115362139	15528961	$ 414,756.24	100.00	40	22517330
627	HUN002467	115364747	15529142	$ 314,816.88	100.00	40	22517331
628	HUN002555	115364986	15529183	$ 301,551.60	85.00	30	22517332
629	LGH005883	115367203	15529290	$ 337,250.00	95.00	37	22517333
630	LGH005899	115367252	15529308	$ 484,154.58	95.00	37	22517334
631	MEL007194	115367591	15529324	$ 314,798.72	89.49	33	22517335
632	MEL007550	115368128	15529357	$ 382,218.95	90.00	34	22517336
633	NPB010020	115373821	15529654	$ 325,800.00	90.00	34	22517337
634	NPB010075	115374027	15529670	$ 420,015.11	90.00	34	22517338
635	NWJ005134	115375354	15529787	$ 370,291.21	95.00	37	22517339
636	OAK007954	115377723	15529910	$ 208,849.49	95.00	37	22517340
637	SCH003186	115380941	15530009	$ 149,894.13	100.00	40	22517341
638	SJO005053	115383812	15530256	$ 268,044.41	85.00	30	22517342
639	SOU007218	115385205	15530298	$ 408,174.94	95.00	37	22517343
640	NPB009318	115372427	15535743	$ 288,500.00	91.59	35	22517344
641	CORSCH0041	115352767	15536782	$ 147,151.20	95.00	37	22517345
642	ANA014073	115346769	15544604	$ 304,491.96	85.00	30	22517346
643	BOC002357	115349094	15544778	$ 166,126.61	95.00	37	22517347
644	COS010716	115354201	15544984	$ 418,766.31	100.00	40	22517348
645	COV007924	115355547	15545031	$ 392,350.00	100.00	40	22517349
646	DAL004767	115356842	15545130	$ 445,218.81	90.00	34	22517350
647	FTL004053	115360075	15545312	$ 212,248.57	90.00	34	22517351
648	GLE004974	115360471	15545346	$ 304,000.00	95.00	37	22517352
649	GLE004983	115360505	15545353	$ 256,327.89	90.00	34	22517353
650	HAW005816	115362584	15545437	$ 356,804.59	85.00	30	22517354
651	HUN002664	115365173	15545627	$ 404,731.00	90.00	34	22517355
652	LGH005661	115366510	15545692	$ 247,328.80	90.00	34	22517356
653	MEL007520	115368078	15545775	$ 276,109.76	85.00	30	22517357
654	MIN009276	115369571	15545841	$ 116,910.00	90.00	34	22517358
655	MIN009979	115371130	15545890	$ 183,350.00	95.00	37	22517359
656	MIN010227	115371718	15545940	$ 233,433.35	95.00	37	22517360
657	NPB010029	115373862	15546054	$ 410,000.00	100.00	40	22517361
658	NPB010042	115373912	15546070	$ 467,099.99	90.00	34	22517362
659	NWJ005351	115375792	15546203	$ 297,000.00	89.73	34	22517363
660	PHX004299	115378739	15546344	$ 164,915.35	87.30	32	22517364
661	SDO004933	115381725	15546500	$ 399,000.00	95.00	37	22517365
662	SRO006509	115386724	15546948	$ 265,184.21	87.00	32	22517366
663	SRO006517	115386740	15546955	$ 341,751.22	90.00	34	22517367
664	BAL006816	115348518	15554504	$ 407,999.00	85.00	30	22517368
665	COV007986	115355646	15554934	$ 391,223.68	90.00	34	22517369
666	CRO003794	115356248	15554983	$ 375,069.67	90.00	34	22517370
667	ENC004683	115359341	15555212	$ 194,590.36	95.00	37	22517371
668	FTL004135	115360398	15555261	$ 122,479.48	95.00	37	22517372
669	GLE005089	115360869	15555295	$ 494,000.00	95.00	37	22517373
670	HAW005826	115362667	15555501	$ 109,178.89	95.00	37	22517374
671	HUN002530	115364895	15555717	$ 379,737.15	95.00	37	22517375
672	HUN002531	115364903	15555725	$ 394,008.69	95.00	37	22517376
673	HUN002548	115364952	15555733	$ 335,729.97	84.00	29	22517377
674	HUN002721	115365207	15555758	$ 354,736.00	89.87	34	22517378
675	LAS005763	115366080	15555808	$ 164,876.30	88.24	33	22517379
676	LAS005778	115366106	15555816	$ 264,853.29	95.00	37	22517380
677	LGH005281	115366171	15555824	$ 249,305.37	94.87	37	22517381
678	LGH005822	115367005	15555881	$ 233,794.55	83.57	29	22517382
679	MEL007637	115368193	15555972	$ 304,878.06	90.00	34	22517383
680	MIL004129	115368854	15556020	$ 196,846.32	100.00	40	22517384
681	MIN009886	115370868	15556152	$ 154,750.24	95.00	37	22517385
682	MIN010178	115371643	15556194	$ 140,507.55	95.00	37	22517386
683	NWJ005180	115375453	15556301	$ 189,872.51	100.00	40	22517387
684	NWJ005211	115375511	15556319	$ 289,755.16	89.78	34	22517388
685	PHX004314	115378788	15556608	$ 185,109.74	95.00	37	22517389
686	SCH003271	115381121	15556772	$ 178,416.71	100.00	40	22517390
687	SCH003276	115381147	15556780	$ 336,723.22	100.00	40	22517391
688	SDO004994	115381824	15556822	$ 276,250.00	85.00	30	22517392
689	SRO006262	115386187	15557101	$ 241,229.62	84.70	30	22517393
690	SRO006306	115386260	15557119	$ 488,713.00	90.00	34	22517394
691	STA001059	115386872	15557168	$ 336,366.61	90.00	34	22517395
692	TEM003317	115390239	15557366	$ 168,038.31	95.00	37	22517396
693	CORCOS7869	115351827	15572555	$ 208,828.35	95.00	37	22517397
694	ANA013928	115346306	15572878	$ 375,250.00	97.47	39	22517398
695	COS010872	115354391	15573553	$ 235,000.00	100.00	40	22517399
696	ENC004650	115359309	15573975	$ 427,500.00	95.00	37	22517400
697	GLE005088	115360851	15574080	$ 526,023.11	90.00	34	22517401
698	HAW005600	115361941	15574163	$ 364,550.21	95.00	37	22517402
699	HAW005784	115362469	15574171	$ 399,671.47	100.00	40	22517403
700	LAS005818	115366155	15574429	$ 178,200.00	90.00	34	22517404
701	MIA001310	115368524	15574536	$ 154,788.45	100.00	40	22517405
702	POR004444	115379067	15575194	$ 131,936.38	95.00	37	22517406
703	SCH003324	115381253	15575350	$ 142,412.78	95.00	37	22517407
704	SOU007387	115385254	15575665	$ 312,293.80	95.00	37	22517408
705	SRO006390	115386476	15575764	$ 116,905.04	90.00	34	22517409
706	TAR002423	115389843	15576010	$ 377,771.00	90.00	34	22517410
707	CON002987	115351264	15576184	$ 233,700.00	95.00	37	22517411
708	NPB009768	115372971	15576218	$ 123,500.00	95.00	37	22517412
709	NPB009979	115373706	15576226	$ 379,687.90	100.00	40	22517413
710	BOC002372	115349110	15584154	$ 134,895.72	90.00	34	22517414
711	BOC002410	115349151	15584162	$ 170,000.00	88.08	32	22517415
712	CHI005577	115350308	15584253	$ 292,303.33	90.00	34	22517416
713	CHI005585	115350340	15584261	$ 337,000.00	100.00	40	22517417
714	CORCOS8118	115352072	15584675	$ 189,872.25	100.00	40	22517418
715	CORLAS0138	115352197	15584691	$ 179,853.90	87.80	32	22517419
716	CORNPB0701	115352544	15584741	$ 180,059.42	87.05	32	22517420
717	CORSTR0272	115353005	15584790	$ 162,893.91	100.00	40	22517421
718	COS010395	115353526	15584824	$ 113,914.97	95.00	37	22517422
719	COS010549	115353872	15584865	$ 349,850.70	85.00	30	22517423
720	COS010617	115354037	15584873	$ 130,500.00	90.00	34	22517424
721	COV008006	115355653	15585128	$ 314,746.84	90.00	34	22517425
722	COV008075	115355729	15585136	$ 345,000.00	88.46	33	22517426
723	CRO003874	115356412	15585201	$ 499,900.00	88.48	33	22517427
724	DET008687	115359028	15585631	$ 199,378.89	95.00	37	22517428
725	GLE005140	115360950	15585896	$ 380,331.75	90.00	34	22517429
726	GLE005142	115360976	15585904	$ 373,124.61	90.00	34	22517430
727	HAR003278	115361578	15585979	$ 275,317.94	95.00	37	22517431
728	HAW005802	115362527	15586076	$ 396,664.14	85.00	30	22517432
729	HUN002517	115364853	15586373	$ 352,518.07	85.00	30	22517433
730	LAS005615	115365785	15586423	$ 262,200.00	95.00	37	22517434
731	LAS005692	115365975	15586449	$ 217,828.24	88.62	33	22517435
732	LAS005807	115366148	15586498	$ 289,519.43	95.00	37	22517436
733	LGH005980	115367419	15586639	$ 401,647.05	93.49	36	22517437
734	MEL007521	115368086	15586654	$ 360,740.03	84.94	30	22517438
735	MIL004238	115369183	15586720	$ 128,157.63	94.86	37	22517439
736	MIN010073	115371379	15586944	$ 235,406.87	95.00	37	22517440
737	MIN010159	115371619	15586985	$ 275,500.00	95.00	37	22517441
738	MIN010235	115371742	15587009	$ 200,450.00	95.00	37	22517442
739	NPB009967	115373698	15587215	$ 501,145.33	89.55	33	22517443
740	NPB010101	115374118	15587322	$ 247,333.59	90.00	34	22517444
741	NPB010155	115374225	15587348	$ 218,500.00	95.00	37	22517445
742	NPB010175	115374241	15587355	$ 452,282.73	90.00	34	22517446
743	NPB010328	115374605	15587538	$ 299,004.22	95.00	37	22517447
744	NWJ005321	115375685	15587678	$ 382,160.88	88.95	33	22517448
745	NWJ005329	115375727	15587686	$ 251,809.20	90.00	34	22517449
746	OAK007684	115376881	15587876	$ 275,311.36	95.00	37	22517450
747	OAK007814	115377335	15587983	$ 224,811.89	90.00	34	22517451
748	OAK007890	115377574	15588098	$ 148,692.84	87.02	32	22517452
749	OAK007892	115377582	15588106	$ 121,319.89	90.00	34	22517453
750	RIV006397	115380123	15588445	$ 244,150.00	95.00	37	22517454
751	SCH003365	115381295	15588601	$ 199,778.90	100.00	40	22517455
752	SDO005049	115381881	15588676	$ 298,300.00	95.00	37	22517456
753	SLC007235	115384380	15588973	$ 175,385.78	90.00	34	22517457
754	TAM003959	115389447	15589575	$ 107,852.86	90.00	34	22517458
755	TAR002482	115389934	15589625	$ 152,908.26	90.00	34	22517459
756	TEM003530	115390841	15589724	$ 165,616.79	85.00	30	22517460
757	COV008060	115355703	15590110	$ 171,000.00	90.00	34	22517461
758	MIN010166	115371635	15628738	$ 254,700.00	90.00	34	22517462
759	NPB010283	115374555	15730914	$ 337,500.00	90.00	34	22517463
760	4110813	114418536	1100089812	$ 102,381.36	90.00	34	22517464
761	3252532	114415953	1100091881	$ 132,656.74	100.00	40	22517465